UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant       ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☒	Preliminary Information Statement
☐	Definitive Information Statement Only
☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

CARDIFF INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________
Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided  by  Exchange  Act Rule 0-11 (a) (2) and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party: ____________________________
4)	Date Filed: ____________________________

CARDIFF INTERNATIONAL, INC.
16255 Ventura Boulevard, Suite 525
Encino, CA 91436
(818)879-9722

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: April ___, 2012

TO THE STOCKHOLDERS OF CARDIFF INTERNATIONAL, INC.:

The attached Information Statement is furnished by the Board of Directors (the "Board") of Cardiff International, Inc. (the "Company," "we" or "us"). The Company, a Colorado corporation, is a public company registered with the Securities and Exchange Commission.

On April 6, 2012, stockholders holding 27,374,807 shares, or approximately 50.1%, of our issued and outstanding no par value common stock ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was sufficient to approve the Certificate of Amendment under Colorado law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the common stockholders of the Company have approved, which will increase the Company’s authorized shares of capital stock to 250,000,000 common shares from 60,000,000 shares.

The Articles of Amendment will become effective upon filing with the Nevada Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOUARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Articles of Amendment, this Information Statement contains important information about the Articles of Amendment.

By Order of the Board of Directors

/s/ Daniel Thompson
Daniel Thompson, Chairman, CEO and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

         The Information Statement is available at: www.missiontuition.com

CARDIFF INTERNATIONAL, INC.
16255 Ventura Boulevard, Suite 525
Encino, CA 91436
(818)879-9722

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A  PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Cardiff International, Inc., a Colorado corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of the Company's stockholders, who collectively own 50.1% of the Company's sole class of outstanding capital stock as of the record date of March 28, 2012 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Colorado Business Corporation and the Company’s Articles of Incorporation. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on April ___, 2012.

On March 28, 2012, the Board of Directors approved, and recommended to the stockholders for approval, an amendment to the Company's Articles of Incorporation (the "Articles of Amendment") that will increase the number of shares of common stock that we are authorized to issue to 250,000,000 from 60,000,000. The full text of the Articles of Amendment is attached to this Information Statement as Appendix A.

On April 6, 2012, stockholders holding 27,374,807 shares, or approximately 50.1% of our issued and outstanding Common Stock consented in writing to the Articles of Amendment. This consent was sufficient to approve the Articles of Amendment under Colorado law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Articles of Amendment. Colorado law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Colorado corporate law, stockholders have no appraisal or dissenters' rights in connection with the Articles of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Articles of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our President at (818) 879-9722, and requests in writing should be sent to Cardiff International, Inc., Attention President, 16255 Ventura Boulevard, Suite 525, Encino, CA 91436, USA.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000 FROM 60,000,000.

The Board of Directors has approved an amendment to the Articles of Incorporation that would increase the Company’s authorized shares of common stock, no par value, to 250,000,000 shares from 60,000,000 shares.  The amendment will become effective when it is filed with the Secretary of State of Colorado.

The Articles of Amendment provide Paragraph 1 of Article V shall be amended to read as follows:

“The total number of shares which the corporation shall have authority to issue is 250,000,000, which shall consist of one class only, designated “common stock.”  Each of such shares shall have no par value.”

Reasons for the Increase in the Number of Authorized Shares

As of March 30, 2012, of the 60,000,000 shares of common stock authorized by our Articles of Incorporation, 54,604,408 shares were issued and outstanding 21,320,000 owed, not issued and 31,141,612 shares were reserved for issuance upon exercise of outstanding warrants.  The amendment will increase the number of shares of authorized common stock to 250,000,000, leaving 142,933,980 shares of common stock authorized, but not issued or reserved for issuance.

We expect that our growth may require the use of our common stock from time to time as part of financing transactions pursuant to which we would issue shares of our common stock or securities convertible into our common stock.  Such shares may be issued in both public and private offerings of our securities.  We may also need to have common stock available for transactions such as acquisitions or employee incentives.  We have zero shares of authorized common stock available for issuance.  If we need to raise capital for our operations or if we want to make an acquisition with our common stock, we have no shares to do so.  By increasing our authorized shares to 250,000,000, which will leave us with 142,933,980 shares of authorized common stock for issuance, we will have greater flexibility in negotiating future transactions, since our ability to complete the transaction will not be subject to the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed.  Furthermore, we currently have warrants outstanding that, if exercised, would require us to issue an additional 31,141,612 shares of common stock.  Therefore, in order to comply with our contractual obligations, we must increase our authorized shares.  Our stockholders do not have any preemptive rights to purchase additional shares of our common stock.  We presently have no plans, proposals or arrangements to issue any of the authorized shares of common stock that would be newly available for any specific purpose, including future financings.

Effects of the Increase to the Number of Authorized Shares

Possible Dilution from Future Issuance of Additional Shares.  The amendment will increase the number of authorized shares of common stock to 250,000,000 from 60,000,000 shares, and the interests of the holders of our common stock could be diluted as a resulted.  Any future issuance of additional shares of our common stock could dilute future earnings per share, book value per share and the voting power and percentage ownership of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares.  Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock.  Our board of directors could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  A future issuance of additional shares of common stock could be made to render more difficult an attempt to obtain control of us, even if it appears the be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain and acquisition premium for their shares or remove incumbent management.  Although the increase in the number of authorized shares of our common stock may have an anti-takeover effect, the amendment has been proposed for the reasons stated above under the heading “Reasons for Amendment.”  Our board of directors has no present intention to use the proposed increase in the authorized shares of our common stock as a measure aimed at discouraging takeover efforts.

Neither our Articles of Incorporation nor our by-laws presently contain provisions having an anti-takeover effect and the amendment is not part of a plan by management to adopt a series of such amendments.  Although it may do so, management does not presently intend to propose anti-takeover measures.  Management currently has no knowledge of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Our common stock is traded on OTC Markets which is a quotation service, not an exchange.  OTC Markets does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting nor does it have requirements calling for shareholder vote on issuances of additional shares.

Advantages and Disadvantages of the increase to the Authorized Shares

As noted above, increasing the number of additional shares of common stock will provide us with the advantage of having greater flexibility in effecting possible future financings without the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed.  However, there is a disadvantage to our existing shareholders in that the issuance of additional shares of common stock will dilute their holdings.  Furthermore, any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock, even if our shareholders believe that such action would be in their best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 30, 2012, for (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's executive officers, (iii) each of the Company's directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 60,000,000 shares of Common Stock outstanding or reserved for issuance as of March 30, 2012.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of March 30, 2012, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Shareholder(2)	Common Stock (1)		Percentage

Daniel Thompson (2)	2,827,228	(3)	5.1%

Joseph DiLeonardo (2)	700,000	(4)	1.2%

All officers and directors as a group 2 persons	2,827,228		6.4%

TOTAL	54,604,408		100%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after March 30, 2012. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after March 30, 2012 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)	These are the officers and directors of the Company.
___________________

(3)	Includes 2,827,228 shares owned by the Thompson Family Trust.

(4)	Includes 700,000 shares issued in the name of Mr. DiLeonardo.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*                 Annual Report on Form 10-K for the year ended December 31, 2012; and
*                Quarterly Reports on Form 10-Q for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Daniel Thompson
Daniel Thompson, Chairman, CEO and Director
Encino, California
April ___, 2012

APPENDIX “A”

Articles of Amendment
To the
Articles of Incorporation

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is CARDIFF INTERNATIONAL, INC.

SECOND:  The following amendment to the Articles of Incorporation was adopted on March 12, 2012, as prescribed by the Colorado Business Corporation Act, in the manned marked by an “X” below:

Paragraph 1 of Article V of the Articles of Incorporation shall be amended to read as follows:

‘The total number of shares which the corporation shall have authority to issue is 250,000,000, which shall consist of one class only, designated “common stock.”  Each of such shares shall have no par value.’

___           No shares have been issued or Directors Elected – Action by Incorporators.

___           No shares have been issued but Directors Elected – Action by Directors.

___           Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

  X             Such amendment was adopted by a vote of the shareholders.  The number of shares voted for the amendment was sufficient for approval.

THIRD: If changing the corporate name, the new name of the corporation is: __________

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: ___________________________________________________

If these amendments are to have a delayed effective date, please list that date:________
(Not to exceed 90 days from the date of filing)

CARDIFF INTERNATIONAL, INC.

By:_____________________________
Title:____________________________

A-1